UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number:  811-08426

               ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND, INC.

                (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                Mark R. Manley
                       Alliance Capital Management L.P.
                         1345 Avenue of the Americas
                          New York, New York 10105
                   (Name and address of agent for service)

      Registrant's telephone number, including area code:  (800) 221-5672

                   Date of fiscal year end:  June 30, 2004

                   Date of reporting period:  June 30, 2004



ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
International Mid-cap
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[LOGO] AllianceBernstein (SM)
Investment Research and Management


AllianceBernstein Worldwide Privatization Fund


Annual Report -- June 30, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

August 16, 2004


Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Worldwide Privatization Fund (the "Fund") for the annual reporting period ended June 30, 2004.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation. The Fund invests substantially all of its assets in equity securities issued by companies that are undergoing, or have undergone, privatization, and in securities of companies believed by Alliance to be beneficiaries of privatizations.

Investment Results

The table on page 4 provides the performance results for the Fund and the Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index, as well as the MSCI Emerging Markets Index, for the six- and 12-month periods ended June 30, 2004. We also have included the performance results for the Fund's benchmark, a 65%/35% composite of the MSCI World (minus the U.S.) Index and the MSCI Emerging Markets Index, respectively, which more closely reflects the Fund's investment orientation and portfolio characteristics than either of the indices standing alone.

During the six-month period ended June 30, 2004, the Fund underperformed its composite benchmark; however, during the 12-month period ended June 30, 2004 the Fund's Class A shares outperformed its composite benchmark. The composite benchmark represents a 65%/35% blend of the MSCI World (minus the U.S.) Index and the MSCI Emerging Markets Index (please see page 4 for Fund and benchmark returns).

For the 12-month reporting period ended June 30, 2004, the Fund's Class A shares outperformed the composite benchmark due primarily to strong stock selection, which made a positive impact in all regions with the exception of Japan. Stock holdings in Europe and the EMEA (East Europe, Middle East and Africa) region were the main drivers. Asset allocation also had a small positive impact on the Fund's performance with a relative overweighted position in Latin America and a relative underweighted position in Europe being the principal contributors.

During the six-month period ended June 30, 2004, the Fund marginally underperformed its composite benchmark due to slightly weak stock selection results within the Fund's Japanese holdings.

Market Review and Investment Strategy

During the 12-month reporting period both developed and emerging market equities posted strong positive returns. Within the developed markets, Japan was the lead performer in U.S. dollar ("USD") terms, while the European region was a relative laggard. The emerging markets grouping witnessed strong performance across all regions. Of the larger markets, Brazil and China were among the leading performers in USD terms, while Korea, Taiwan and Russia registered slightly lower returns. At the sector level, cyclical and economically-sensitive sectors, such as materials and industrials, typically outperformed.


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 1

The overall strong performance posted by international equity markets was due to a variety of factors. The world economy witnessed a broadening recovery in growth prospects following a period of significant economic stimulus. Corporate profitability and cash flows registered notable rises, and there was a general trend for market participants to upgrade their forward earnings expectations. The low interest rate environment that prevailed during the period under review also boosted investors' appetites for risk and increased demand for the equity asset class.

During the latter part of the 12-month reporting period, some of the enthusiasm for equities, particularly among the emerging markets, began to wane. This followed the U.S. Federal Reserve's decision to raise interest rates for the first time in several years. Concerns over the persistently high price of oil and signs that inflationary pressure had built also dented investor optimism.

We continued to emphasize diversification in the Fund's investment portfolio with strong representation in both developed and emerging markets and in a wide array of economic sectors. Privatization activity remained at encouraging levels during the reporting period and a number of large privatization deals were successfully completed. The privatization deal flow provided the Fund with a range of new investment opportunities.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index nor the unmanaged MSCI Emerging Markets Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 24 countries outside the United States. The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 27 emerging market countries in Europe, Latin America and the Pacific Basin. The Composite represents a 65%/35% blend of the MSCI World (minus the U.S.) Index and the MSCI Emerging Markets Index, respectively. Investors cannot invest directly in the indices, and their results are not indicative of the performance for any specific investment, including AllianceBernstein Worldwide Privatization Fund.

A Word About Risk

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 3

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED JUNE 30, 2004                            6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Worldwide Privatization Fund
   Class A                                               2.58%        33.57%
-------------------------------------------------------------------------------
   Class B                                               2.17%        32.40%
-------------------------------------------------------------------------------
   Class C                                               2.17%        32.40%
-------------------------------------------------------------------------------
MSCI World (minus the U.S.) Index                        4.64%        32.44%
-------------------------------------------------------------------------------
MSCI Emerging Markets Index                             -0.78%        33.51%
-------------------------------------------------------------------------------
Composite: 65% MSCI World
(minus the U.S.) Index
35% MSCI Emerging Markets Index                          2.74%        32.81%
-------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE FUND
6/30/94 TO 6/30/04


MSCI World (minus the U.S.) Index: $15,835
AllianceBernstein Worldwide Privatization Fund Class A: $20,766
Composite: $14,651
MSCI Emerging Markets Index: $11,271


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


              AllianceBernstein
                 Worldwide          MSCI          MSCI World
               Privatization      Emerging     (minus the U.S.)
                Fund Class A    Markets Index       Index        Composite
-------------------------------------------------------------------------------
  6/30/94         $  9,575        $ 10,000         $ 10,000       $ 10,000
  6/30/95         $  9,997        $  9,998         $ 10,258       $ 10,106
  6/30/96         $ 11,913        $ 10,845         $ 11,663       $ 11,374
  6/30/97         $ 14,910        $ 12,235         $ 13,281       $ 12,910
  6/30/98         $ 16,268        $  7,454         $ 14,156       $ 11,697
  6/30/99         $ 17,872        $  9,594         $ 15,243       $ 13,456
  6/30/00         $ 22,208        $ 10,502         $ 18,153       $ 15,572
  6/30/01         $ 16,254        $  7,790         $ 13,877       $ 11,780
  6/30/02         $ 15,196        $  7,893         $ 12,608       $ 11,134
  6/30/03         $ 15,549        $  8,442         $ 11,956       $ 11,031
  6/30/04         $ 20,766        $ 11,271         $ 15,835       $ 14,651


The Composite represents a 65%/35% blend of the MSCI World (minus the U.S.) Index and the MSCI Emerging Markets Index, respectively.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Worldwide Privatization Fund Class A shares (from 6/30/94 to 6/30/04) as compared to the performance of appropriate indices.


See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2004

----------------------------------------------------------------
                            NAV Returns        SEC Returns
Class A Shares
1 Year                         33.57%             27.92%
5 Year                          3.05%              2.15%
10 Year                         8.05%              7.58%

Class B Shares
1 Year                         32.40%             28.40%
5 Year                          2.27%              2.27%
10 Year                         7.44%              7.44%

Class C Shares
1 Year                         32.40%             31.40%
5 Year                          2.27%              2.27%
Since Inception*                8.00%              8.00%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2004)

----------------------------------------------------------------
Class A Shares
1 Year                                            27.92%
5 Year                                             2.15%
10 Year                                            7.58%

Class B Shares
1 Year                                            28.40%
5 Year                                             2.27%
10 Year                                            7.44%

Class C Shares
1 Year                                            31.40%
5 Year                                             2.27%
Since Inception*                                   8.00%


* Inception date: 2/8/95 for Class C shares.


See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 5

                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
June 30, 2004

INCEPTION DATES
Class A Shares
6/2/94
Class B Shares
6/2/94
Class C Shares
2/8/95


PORTFOLIO STATISTICS
Net Assets ($mil): $278.7


INDUSTRY BREAKDOWN*
     20.8%   Utilities
     21.4%   Finance
     16.4%   Consumer Services
     10.7%   Energy
      8.4%   Transportation
      7.1%   Technology
      5.1%   Basic Industry                    [PIE CHART OMITTED]
      4.4%   Healthcare
      2.0%   Consumer Staples
      1.3%   Multi-Industry
      0.6%   Capital Goods
      0.2%   Consumer Manufacturing

      1.6%   Short-Term


* All data is as of June 30, 2004. The Fund's industry breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                           Ten Largest Holdings
-------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
June 30, 2004


                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

Mitsubishi Tokyo Financial Group, Inc.           $  7,488,321           2.7%
-------------------------------------------------------------------------------
East Japan Railway Co.                              6,708,306           2.4
-------------------------------------------------------------------------------
Deutsche Post AG                                    6,338,807           2.3
-------------------------------------------------------------------------------
Vodafone Group Plc.                                 6,143,914           2.2
-------------------------------------------------------------------------------
KDDI Corp.                                          6,046,899           2.2
-------------------------------------------------------------------------------
Kookmin Bank (common stock & ADR)                   6,000,006           2.1
-------------------------------------------------------------------------------
ENI SpA                                             5,594,814           2.0
-------------------------------------------------------------------------------
Veolia Environnement                                5,254,552           1.9
-------------------------------------------------------------------------------
ING Groep NV                                        5,222,738           1.9
-------------------------------------------------------------------------------
Pfizer, Inc.                                        5,118,004           1.8
-------------------------------------------------------------------------------
                                                 $ 59,916,361          21.5%


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 7

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2004

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-96.5%
Argentina-0.5%
Tenaris, SA (ADR)                                      41,821     $   1,369,638
                                                                  -------------
Australia-2.1%
CSL, Ltd.                                             203,723         3,158,310
Qantas Airways, Ltd.                                  436,874         1,069,076
Telstra Corp., Ltd.                                   474,715         1,660,010
                                                                  -------------
                                                                      5,887,396
                                                                  -------------
Austria-2.3%
Bank Austria Creditanstalt                             69,912         4,104,366
Boehler-Uddeholm AG                                    27,500         2,284,359
                                                                  -------------
                                                                      6,388,725
                                                                  -------------
Brazil-3.8%
Banco Bradesco, SA (ADR)                                6,100           280,295
Companhia de Concessoes Rodoviarias                    84,000           960,735
Companhia Energetica de Minas Gerais (ADR)             18,200           273,364
Companhia Vale do Rio Doce (ADR)                       32,200         1,531,110
  Sponsored ADR                                        15,800           617,780
Gerdau, SA (ADR)                                      161,760         1,960,531
Investimentos Itau, SA pfd                          1,834,674         2,128,529
Petroleo Brasileiro, SA (ADR)                          63,200         1,592,640
Tele Celular Sul Participacoes, SA (ADR)               67,300           868,170
Telesp Celular Participacoes, SA (ADR)(a)              45,300           356,964
                                                                  -------------
                                                                     10,570,118
                                                                  -------------
Chile-0.1%
Enersis, SA (ADR)                                      41,200           245,552
                                                                  -------------
China-4.1%
China Petroleum and Chemical Corp.                  3,882,000         1,418,469
China Resources Enterprise, Ltd.                    1,568,000         1,899,753
China Telecom Corp., Ltd. Cl. H(a)                  3,430,000         1,198,340
CNOOC, Ltd.                                         4,130,000         1,747,364
Datang International Power Generation Co.,
  Ltd. Cl. H                                        2,084,000         1,629,847
Ping An Insurance (Group) Co. of China,
  Ltd. Cl. H(a)                                     1,483,000         2,005,917
Sinotrans, Ltd. Cl. H                               4,090,000         1,468,252
                                                                  -------------
                                                                     11,367,942
                                                                  -------------
Egypt-0.9%
Eastern Co. for Tobacco & Cigarettes                   95,724         1,252,773
Egyptian Co. for Mobile Services                      106,675         1,283,902
                                                                  -------------
                                                                      2,536,675
                                                                  -------------
Finland-2.4%
Fortum OYJ                                            180,192         2,304,475
Sampo OYJ                                             134,199         1,304,366
TietoEnator OYJ                                       102,745         3,122,328
                                                                  -------------
                                                                      6,731,169
                                                                  -------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
France-8.8%
BNP Paribas, SA                                        60,800     $   3,743,450
Dassault Systemes, SA                                  53,102         2,464,888
France Telecom, SA                                    134,016         3,496,418
Sanofi-Synthelabo, SA                                  32,867         2,085,668
Societe Television Francaise 1                         91,058         2,871,425
STMicroelectronics NV                                  45,334           995,559
Total, SA                                              19,365         3,696,016
Veolia Environnement                                  186,032         5,254,552
                                                                  -------------
                                                                     24,607,976
                                                                  -------------
Germany-4.8%
Deutsche Lufthansa AG(a)                               86,289         1,178,171
Deutsche Post AG                                      293,695         6,338,807
Deutsche Telekom AG(a)                                 83,610         1,471,544
Fraport AG                                             95,043         2,660,219
Rhoen-Klinikum AG                                      29,081         1,618,724
                                                                  -------------
                                                                     13,267,465
                                                                  -------------
Greece-1.3%
Greek Organisation of Football Prognostics, SA        109,886         2,063,830
Public Power Corp.                                     70,544         1,675,491
                                                                  -------------
                                                                      3,739,321
                                                                  -------------
Hungary-1.7%
Matav Magyar Tavkozlesi Rt.                           334,574         1,339,530
MOL Magyar Olaj-es Gazipari Rt.                        41,992         1,672,058
OTP Bank Rt.                                           87,568         1,789,097
                                                                  -------------
                                                                      4,800,685
                                                                  -------------
India-1.3%
Canara Bank, Ltd.                                     560,635         1,474,007
Maruti Udyog, Ltd.(a)                                  66,410           581,602
Oil & Natural Gas Corp., Ltd.                         108,500         1,485,339
                                                                  -------------
                                                                      3,540,948
                                                                  -------------
Indonesia-0.3%
PT Bank Rakyat Indonesia(a)                         4,667,500           831,797
                                                                  -------------
Ireland-0.4%
Eircom Group Plc.(a)                                  665,167         1,199,057
                                                                  -------------
Israel-1.3%
Bank Hapoalim, Ltd.(a)                              1,377,300         3,663,618
                                                                  -------------
Italy-4.3%
Acegas-APS SpA                                         70,483           540,844
ENI SpA                                               281,461         5,594,814
Telecom Italia Mobile SpA                             280,263         1,590,739
Telecom Italia SpA                                    943,996         2,937,706
Terna SpA(a)                                          547,200         1,186,351
                                                                  -------------
                                                                     11,850,454
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 9

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Japan-13.4%
Daiwa Securities Group, Inc.                          608,000     $   4,357,746
East Japan Railway Co.                                  1,199         6,708,306
Japan Airlines Corp.(a)                               506,000         1,614,426
Japan Tobacco, Inc.                                       539         4,178,562
JSAT Corp.                                                302           913,855
KDDI Corp.                                              1,060         6,046,899
Mitsubishi Tokyo Financial Group, Inc.                    811         7,488,321
Nippon Telegraph & Telephone Corp.                        370         1,972,025
NTT DoCoMo, Inc.                                          783         1,395,850
West Japan Railway Co.                                    636         2,558,303
                                                                  -------------
                                                                     37,234,293
                                                                  -------------
Luxembourg-0.7%
SES Global(a)                                         218,900         1,839,679
                                                                  -------------
Malaysia-0.7%
Astro All Asia Networks Plc.(a)                       325,600           392,434
Maxis Communications Berhad                           726,100         1,681,495
                                                                  -------------
                                                                      2,073,929
                                                                  -------------
Mexico-2.6%
America Movil, SA de CV Series L                       95,506         3,473,553
Grupo Aeroportuario del Sureste, SA de CV (ADR)        20,200           373,700
Grupo Financiero Banorte, SA de CV Series O           347,977         1,236,903
Telefonos de Mexico, SA de CV Cl. L (ADR)              67,506         2,245,925
                                                                  -------------
                                                                      7,330,081
                                                                  -------------
Netherlands-1.9%
ING Groep NV                                          221,029         5,222,738
                                                                  -------------
Norway-1.0%
Norsk Hydro ASA                                        42,318         2,748,318
                                                                  -------------
Peru-0.6%
Exsa, SA(b)                                         2,899,293         1,770,178
                                                                  -------------
Russia-3.3%
AO VimpelCom (ADR)(a)                                  35,900         3,462,555
Lukoil (ADR)                                           26,209         2,738,841
MMC Norilsk Nickel (ADR)                               22,725         1,261,238
Mobile Telesystems (ADR)                               15,000         1,830,000
                                                                  -------------
                                                                      9,292,634
                                                                  -------------
Singapore-0.7%
DBS Group Holdings, Ltd.                              236,535         1,978,797
                                                                  -------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
South Africa-2.3%
AngloGold Ashanti, Ltd. (ADR)                          44,573     $   1,433,468
MTN Group, Ltd.                                       745,965         3,415,316
Telkom South Africa, Ltd.                             132,900         1,698,372
                                                                  -------------
                                                                      6,547,156
                                                                  -------------
South Korea-5.4%
Kookmin Bank(a)                                        93,701         2,911,178
  ADR(a)                                               98,433         3,088,828
KT Freetel Co., Ltd.                                   94,380         1,637,662
POSCO                                                  28,720         3,703,401
SK Telecom Co., Ltd.                                   22,940         3,772,047
                                                                  -------------
                                                                     15,113,116
                                                                  -------------
Spain-4.4%
Amadeus Global Travel Distribution, SA                263,903         1,732,528
Banco Bilbao Vizcaya Argentaria, SA                   375,806         5,025,894
Indra Sistemas, SA                                     98,417         1,256,258
Red Electrica de Espana                                84,316         1,435,702
Telefonica, SA                                        193,648         2,865,739
                                                                  -------------
                                                                     12,316,121
                                                                  -------------
Sweden-0.4%
Eniro AB                                              153,137         1,169,839
                                                                  -------------
Taiwan-3.0%
Cathay Financial Holding Co., Ltd. (GDR)(a)            77,923         1,395,601
Chunghwa Telecom Co., Ltd. (ADR)                      130,600         2,303,784
Fubon Financial Holding Co., Ltd.                   1,693,865         1,476,212
Taiwan Semiconductor Manufacturing Co., Ltd.(a)     1,911,193         2,751,390
  ADR                                                  41,071           341,300
                                                                  -------------
                                                                      8,268,287
                                                                  -------------
Thailand-1.6%
Airports of Thailand Public Co., Ltd.(a)              976,800         1,230,257
Ratchaburi Electricity Generating Holding
  Public Co., Ltd.                                  1,182,700         1,070,186
Siam Commercial Bank Public Co., Ltd.               1,802,300         2,038,552
                                                                  -------------
                                                                      4,338,995
                                                                  -------------
Trinidad & Tobago-0.2%
B.W.I.A. International Airways, Ltd.(a)(b)          2,727,272           630,000
                                                                  -------------
Turkey-0.8%
Dogan Yayin Holding AS(a)                         394,909,234         1,210,399
Turkiye Is Bankasi Series C                       282,273,931         1,026,796
                                                                  -------------
                                                                      2,237,195
                                                                  -------------
United Kingdom-10.7%
Associated British Ports Holdings Plc.                262,587         1,924,089
BP Plc.                                               272,997         2,409,843
British Airways Plc.(a)                               399,109         1,993,036
British Sky Broadcasting Group Plc.                   293,730         3,311,621
Centrica Plc.                                       1,209,668         4,922,486
Compass Group Plc.                                    351,423         2,143,469


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 11

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
National Grid Transco Plc.                            528,899     $   4,079,193
Vedanta Resources Plc.(a)                             209,591         1,093,176
Vodafone Group Plc.                                 2,807,088         6,143,914
Wolfson Microelectronics Plc.(a)                      318,547         1,697,551
                                                                  -------------
                                                                     29,718,378
                                                                  -------------
United States-2.4%
Affiliated Computer Services, Inc. Cl. A(a)            27,500         1,455,850
Pfizer, Inc.                                          149,300         5,118,004
                                                                  -------------
                                                                      6,573,854
                                                                  -------------
Total Common & Preferred Stocks
  (cost $213,383,715)                                               269,002,124
                                                                  -------------
SHORT-TERM INVESTMENT-1.6%
Time Deposit-1.6%
Societe Generale
  1.44%, 7/01/04
  (cost $4,300,000)                                  $  4,300         4,300,000
                                                                  -------------
Total Investments-98.1%
  (cost $217,683,715)                                               273,302,124
Other assets less liabilities-1.9%                                    5,377,823
                                                                  -------------
Net Assets-100%                                                   $ 278,679,947
                                                                  =============


(a)  Non-income producing security.

(b)  Illiquid security, valued at fair value (See Note A).

Glossary of terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2004

ASSETS
Investments in securities, at value
  (cost $217,683,715)                                             $ 273,302,124
Cash                                                                  1,521,560
Foreign cash, at value (cost $5,131,830)                              5,184,064
Receivable for capital stock sold                                       645,869
Dividends and interest receivable                                       579,384
Receivable for investment securities sold                               366,923
                                                                  -------------
Total assets                                                        281,599,924
                                                                  -------------
LIABILITIES
Payable for investment securities purchased and
  foreign currency contracts                                          1,426,068
Payable for capital stock redeemed                                      889,251
Advisory fee payable                                                    169,727
Distribution fee payable                                                108,941
Transfer Agent fee payable                                               61,728
Accrued expenses                                                        264,262
                                                                  -------------
Total liabilities                                                     2,919,977
                                                                  -------------
Net Assets                                                        $ 278,679,947
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      25,487
Additional paid-in capital                                          253,674,948
Accumulated net investment loss                                          (7,004)
Accumulated net realized loss on investment
  and foreign currency transactions                                 (30,682,298)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities            55,668,814
                                                                  -------------
                                                                  $ 278,679,947
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($202,898,633/18,204,992 shares of capital stock
  issued and outstanding)                                                $11.15
Sales charge--4.25% of public offering price                                .49
                                                                         ------
Maximum offering price                                                   $11.64
                                                                         ======
Class B Shares
Net asset value and offering price per share
  ($56,959,412/5,488,850 shares of capital stock
  issued and outstanding)                                                $10.38
                                                                         ======
Class C Shares
Net asset value and offering price per share
  ($16,004,456/1,541,913 shares of capital stock
  issued and outstanding)                                                $10.38
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($2,817,446/251,067 shares of capital stock
  issued and outstanding)                                                $11.22
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 13

                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2004


INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $864,032)                                 $  6,263,731
Interest                                             18,875     $  6,282,606
                                               ------------
EXPENSES
Advisory fee                                      2,634,536
Distribution fee--Class A                           575,357
Distribution fee--Class B                           556,440
Distribution fee--Class C                           146,729
Transfer agency                                   1,059,167
Custodian                                           449,541
Audit and legal                                     142,288
Printing                                            136,855
Administrative                                      112,000
Registration                                         67,725
Directors' fees                                      22,921
Miscellaneous                                        12,801
                                               ------------
Total expenses                                    5,916,360
Less: expenses waived and reimbursed
  by the Adviser and the Transfer Agent
  (see Note B)                                     (388,278)
Less: expense offset arrangement
  (see Note B)                                          (16)
                                               ------------
Net expenses                                                       5,528,066
                                                                ------------
Net investment income                                                754,540
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) of:
  Investment transactions                                         32,775,070(a)
  Foreign currency transactions                                     (366,945)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     38,477,095
  Foreign currency denominated assets
    and liabilities                                                  100,834
                                                                ------------
Net gain on investment and foreign
  currency transactions                                           70,986,054
                                                                ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                    $ 71,740,594
                                                                ============


(a)  Net of foreign capital gains taxes of $256,217

See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                  Year Ended       Year Ended
                                                    June 30,         June 30,
                                                      2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income                            $     754,540    $       1,162
Net realized gain (loss) on investment
  and foreign currency transactions                 32,408,125       (4,816,525)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                38,577,929        6,240,176
                                                 -------------    -------------
Net increase in net assets from
  operations                                        71,740,594        1,424,813

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                             (708,293)              -0-
  Advisor Class                                         (6,139)              -0-

CAPITAL STOCK TRANSACTIONS
Net decrease                                       (16,771,113)     (42,233,358)
                                                 -------------    -------------
Total increase (decrease)                           54,255,049      (40,808,545)

NET ASSETS
Beginning of period                                224,424,898      265,233,443
                                                 -------------    -------------
End of period (including accumulated
  net investment loss of $7,004 and
  undistributed net investment income
  of $576,050, respectively)                     $ 278,679,947    $ 224,424,898
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 15

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2004


NOTE A

Significant Accounting Policies

AllianceBernstein Worldwide Privatization Fund, Inc. (the "Fund") organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge. Advisor Class shares are offered solely to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 17

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares also have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $112,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2004.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .75% of the first $2.5 bil-


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

lion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Fund. For the six months ended June 30, 2004, such waiver amounted to $351,890. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $667,321 for the year ended June 30, 2004. During the period, AGISvoluntarily agreed to waive a portion of its fees for the year ended June 30, 2004. Such waiver amounted to $36,388.

For the year ended June 30, 2004, the Fund's expenses were reduced by $16 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,156 from the sale of Class A shares and received $695, $26,490 and $475 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2004.

Brokerage commissions paid on investment transactions for the year ended June 30, 2004, amounted to $617,752, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,540,838 and $1,248,963 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 19

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $ 128,315,637    $ 147,663,311
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:


Cost                                                              $ 218,135,766
                                                                  -------------
Gross unrealized appreciation                                     $  62,144,349
Gross unrealized depreciation                                        (6,977,991)
                                                                  -------------
Net unrealized appreciation                                       $  55,166,358
                                                                  =============


Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                       June 30,       June 30,      June 30,        June 30,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold            3,989,259    13,183,729    $ 39,913,056    $ 96,276,749
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               51,705            -0-        512,401              -0-
-------------------------------------------------------------------------------
Shares converted
  from Class B           260,298       856,684       2,699,194       7,708,791
-------------------------------------------------------------------------------
Shares redeemed       (5,587,310)  (16,909,314)    (55,610,239)   (126,147,344)
-------------------------------------------------------------------------------
Net decrease          (1,286,048)   (2,868,901)   $(12,485,588)   $(22,161,804)
===============================================================================

Class B
Shares sold            1,136,407       945,209    $ 11,229,830    $  6,678,057
-------------------------------------------------------------------------------
Shares converted
  to Class A            (279,906)     (897,545)     (2,699,194)     (7,708,791)
-------------------------------------------------------------------------------
Shares redeemed       (1,515,967)   (2,413,607)    (14,641,878)    (15,566,368)
-------------------------------------------------------------------------------
Net decrease            (659,466)   (2,365,943)   $ (6,111,242)   $(16,597,102)
===============================================================================

Class C
Shares sold              914,136     1,759,195    $  8,162,249    $ 12,385,634
-------------------------------------------------------------------------------
Shares redeemed         (915,426)   (2,229,518)     (8,142,925)    (15,771,710)
-------------------------------------------------------------------------------
Net increase
  (decrease)              (1,290)     (470,323)   $     19,324    $ (3,386,076)
===============================================================================

Advisor Class
Shares sold              360,373       286,023    $  3,634,968    $  2,282,890
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  419            -0-          4,171              -0-
-------------------------------------------------------------------------------
Shares redeemed         (197,821)     (296,367)     (1,832,746)     (2,371,266)
-------------------------------------------------------------------------------
Net increase
  (decrease)             162,971       (10,344)   $  1,806,393    $    (88,376)
===============================================================================


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of com-


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 21

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

parable U.S. companies. The Fund invests in securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Therefore, the Fund is susceptible to the government re-nationalization of these enterprises and economic factors adversely affecting the economics of these countries. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the year ended June 30, 2004.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2004 and June 30, 2003 were as follows:

                                               June 30,         June 30,
                                                 2004             2003
                                             =============    =============
Distributions paid from:
  Ordinary income                            $     714,432    $          -0-
                                             -------------    -------------
Total taxable distributions                  $     714,432    $          -0-
                                             -------------    -------------
Total distributions paid                     $     714,432    $          -0-
                                             =============    =============


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

As of June 30, 2004, the components of accumulated earning/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $ (30,590,327)(a)
Undistributed ordinary income                                       353,076
Unrealized appreciation/(depreciation)                           55,216,763
                                                              -------------
Total accumulated earnings/(deficit)                          $  24,979,512
                                                              =============

(a) On June 30, 2004, the Fund had a net capital loss carryforward of $30,230,247 which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2004, the Fund deferred to July 1, 2004, post October currency losses of $224,358. During the fiscal year, the Fund utilized capital loss carryforwards of $27,358,663.

During the current fiscal year, permanent differences, primarily due to foreign currency losses, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions, and a corresponding decrease in undistributed net investment income.This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 23

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to the Adviser pursuant to such contracts.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 25

                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class A
                                            ---------------------------------------------------------------
                                                                  Year Ended June 30,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.38        $8.19        $8.76       $13.57       $11.84

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)(a)                                      .05(b)       .02         (.03)         .02         (.04)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.76          .17         (.54)       (3.45)        2.83
Net increase (decrease) in net
  asset value from operations                   2.81          .19         (.57)       (3.43)        2.79

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from
  net investment income                         (.04)          -0-          -0-          -0-          -0-
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                    -0-          -0-          -0-       (1.37)       (1.06)
Distributions in excess of
  net realized gains on
  investments                                     -0-          -0-          -0-        (.01)          -0-
Total dividends and
  distributions                                 (.04)          -0-          -0-       (1.38)       (1.06)
Net asset value,
  end of period                               $11.15        $8.38        $8.19        $8.76       $13.57

TOTAL RETURN
Total investment return based
  on net asset value(c)                        33.57%        2.32%       (6.51)%     (26.81)%      24.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $202,899     $163,406     $183,160     $245,873     $394,665
Ratio to average net assets of:
Expenses, net of
  waivers/reimbursement                         1.89%        2.29%        2.10%        1.81%        1.74%(d)
Expenses, before
  waivers/reimbursement                         2.04%        2.29%        2.10%        1.81%        1.74%(d)
Net investment income
  (loss)                                         .49%(b)      .23%        (.40)%        .14%        (.31)%
Portfolio turnover rate                           50%          29%          43%          42%          67%



See footnote summary on page 30.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Class B
                                            ---------------------------------------------------------------
                                                                  Year Ended June 30,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $7.84        $7.72        $8.32       $13.06       $11.50

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                          (.03)(b)     (.04)        (.09)        (.07)        (.13)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.57          .16         (.51)       (3.29)        2.75
Net increase (decrease) in
  net asset value from
  operations                                    2.54          .12         (.60)       (3.36)        2.62

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                    -0-          -0-          -0-       (1.37)       (1.06)
Distributions in excess of
  net realized gains on
  investments                                     -0-          -0-          -0-        (.01)          -0-
Total dividends and
  distributions                                   -0-          -0-          -0-       (1.38)       (1.06)
Net asset value,
  end of period                               $10.38        $7.84        $7.72        $8.32       $13.06

TOTAL RETURN
Total investment return based
  on net asset value(c)                        32.40%        1.55%       (7.21)%     (27.37)%      23.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $56,959      $48,183      $65,724      $92,446     $160,847
Ratio to average net assets of:
Expenses, net of
  waivers/reimbursement                         2.67%        3.08%        2.89%        2.56%        2.47%(d)
Expenses, before
  waivers/reimbursement                         2.82%        3.08%        2.89%        2.56%        2.47%(d)
Net investment loss                             (.30)%(b)    (.61)%      (1.19)%       (.64)%      (1.02)%
Portfolio turnover rate                           50%          29%          43%          42%          67%



See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 27

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class C
                                            ---------------------------------------------------------------
                                                                  Year Ended June 30,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $7.84        $7.72        $8.32       $13.05       $11.50

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                          (.02)(b)     (.04)        (.09)        (.06)        (.12)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.56          .16         (.51)       (3.29)        2.73
Net increase (decrease) in
  net asset value from
  operations                                    2.54          .12         (.60)       (3.35)        2.61

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                    -0-          -0-          -0-       (1.37)       (1.06)
Distributions in excess of
  net realized gains on
  investments                                     -0-          -0-          -0-        (.01)          -0-
Total dividends and
  distributions                                   -0-          -0-          -0-       (1.38)       (1.06)
Net asset value,
  end of period                               $10.38        $7.84        $7.72        $8.32       $13.05

TOTAL RETURN
Total investment return based
  on net asset value(c)                        32.40%        1.55%       (7.21)%     (27.30)%      23.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $16,005      $12,092      $15,541      $23,976      $39,598
Ratio to average net assets of:
Expenses, net of
  waivers/reimbursement                         2.65%        3.06%        2.85%        2.56%        2.44%(d)
Expenses, before
  waivers/reimbursement                         2.80%        3.06%        2.85%        2.56%        2.44%(d)
Net investment loss                             (.26)%(b)    (.57)%      (1.18)%       (.62)%       (.94)%
Portfolio turnover rate                           50%          29%          43%          42%          67%



See footnote summary on page 30.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Advisor Class
                                            ---------------------------------------------------------------
                                                                  Year Ended June 30,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.44        $8.21        $8.76       $13.53       $11.77

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(a)                  .13(b)       .06         (.01)         .04           -0-
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.72          .17         (.54)       (3.43)        2.82
Net increase (decrease) in
  net asset value from
  operations                                    2.85          .23         (.55)       (3.39)        2.82

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from
  net investment income                         (.07)          -0-          -0-          -0-          -0-
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                    -0-          -0-          -0-       (1.37)       (1.06)
Distributions in excess of
  net realized gains on
  investments                                     -0-          -0-          -0-        (.01)          -0-
Total dividends and
  distributions                                 (.07)          -0-          -0-       (1.38)       (1.06)
Net asset value,
  end of period                               $11.22        $8.44        $8.21        $8.76       $13.53

TOTAL RETURN
Total investment return based
  on  net asset value(c)                       33.81%        2.80%       (6.28)%     (26.58)%      24.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $2,817         $744         $808       $1,343       $2,506
Ratio to average net assets of:
Expenses, net of
  waivers/reimbursement                         1.54%        1.98%        1.80%        1.50%        1.43%(d)
Expenses, before
  waivers/reimbursement                         1.69%        1.98%        1.80%        1.50%        1.43%(d)
Net investment income (loss)                    1.29%(b)      .74%        (.18)%        .38%         .01%
Portfolio turnover rate                           50%          29%          43%          42%          67%



See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 29

                                                           Financial Highlights
-------------------------------------------------------------------------------

(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser and Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                Year Ended June 30, 2000
               --------------------------
Class A                  1.73%
Class B                  2.46%
Class C                  2.43%
Advisor Class            1.42%


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Shareholders of AllianceBernstein
Worldwide Privatization Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Worldwide Privatization Fund, Inc. (the "Fund") at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 20, 2004


TAX INFORMATION (unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended June 30, 2004 is $984,527. The foreign source of income for information reporting purposes is $7,684,072. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2005.


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 31

                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Edward D. Baker, III,(2) Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Jean Van De Walle, Vice President
Michael Levy,(2) Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

(2) Messrs. Baker and Levy are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
    NAME, ADDRESS,                        PRINCIPAL                                   COMPLEX        DIRECTORSHIPS
   AGE OF DIRECTOR                       OCCUPATION(S)                               OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                 DURING PAST 5 YEARS                             DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, **, 46              Executive Vice President of ACMC                         68             None
1345 Avenue of the                 since 2001; prior thereto, Chief
Americas                           Executive Officer of Sanford C.
New York, NY 10105                 Bernstein & Co., LLC and its
(Elected November 18,              predecessor since prior to 1999.
2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #+, 71      Investment adviser and                                  116             None
2 Sound View Drive                 Independent Consultant.
Suite 100                          Formerly Senior Manager of
Greenwich, CT 06830                Barrett Associates, Inc., a
(10)                               registered investment adviser,
(Chairman of the Board)            with which he had been asso-
                                   ciated since prior to 1998.
                                   Formerly Deputy Comptroller and
                                   Chief Investment Officer of the
                                   State of New York and, prior
                                   thereto, Chief Investment Officer of
                                   the New York Bank for Savings.

Ruth Block, #+ 73                  Formerly an Executive Vice                               96             None
500 S.E. Mizner Blvd.,             President and the Chief
Boca Raton, FL 33432               Insurance Officer of The
(10)                               Equitable Life Assurance
                                   Society of the United States;
                                   Chairman and Chief Executive
                                   Officer of Evlico; a Director of
                                   Avon, Tandem Financial Group,
                                   Donaldson, Lufkin & Jenrette
                                   Securities Corporation, Ecolab
                                   Incorporated (specialty chemicals)
                                   and BP (oil and gas). Former Governor
                                   at Large National Association
                                   of Securities Dealers, Inc.

David H. Dievler, #+ 74            Independent consultant. Until                           100             None
P.O. Box 167                       December 1994, Senior
Spring Lake,                       Vice President of ACMC
New Jersey 07762 (10)              responsible for mutual fund
                                   administration. Prior to joining
                                   ACMC in 1984, Chief Financial
                                   Officer of Eberstadt Asset
                                   Management since  1968.
                                   Prior to that, Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.



_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 33

                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
    NAME, ADDRESS,                        PRINCIPAL                                   COMPLEX        DIRECTORSHIPS
   AGE OF DIRECTOR                       OCCUPATION(S)                               OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                 DURING PAST 5 YEARS                             DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #+ 62              Consultant. Formerly President                           98             None
P.O. Box 12                        of the Board of Save Venice, Inc.
Annadale,                          (preservation organization) from
New York 12504 (10)                2001-2002. Formerly a Senior
                                   Advisor from June 1999-June
                                   2000 and President from December
                                   1989-May 1999 of Historic
                                   Hudson Valley (historic
                                   preservation). Previously, Director
                                   of the National Academy of
                                   Design. During 1988-92, Director
                                   and Chairman of the Audit
                                   Committee of ACMC.

Clifford L. Michel, #+ 64          Senior Counsel to the law firm of                        97         Placer Dome,
15 St. Bernard's Road              Cahill Gordon & Reindel since                                           Inc
Gladstone, New Jersey              February 2001 and a partner of
07934 (10)                         that firm for more than 25 years
                                   prior thereto. President and Chief
                                   Executive Officer of Wenonah
                                   Development Company
                                   (investments) and a Director of
                                   the Placer Dome, Inc. (mining).

Donald J. Robinson, #+ 69          Senior Counsel of the law firm                           96             None
98 Hell's Peak Road                of Orrick, Herrington & Sutcliffe
Weston, Vermont                    LLP since prior to 1999. Formerly
05161 (8)                          a senior partner and a member
                                   of the Executive Committee of
                                   that firm. He was also a member
                                   and chairman of the Municipal
                                   Securities Rulemaking Board and
                                   a Trustee of the Museum of the
                                   City of New York.


*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.



NAME,                               POSITION(S)                     PRINCIPAL OCCUPATION
ADDRESS* AND AGE                    HELD WITH FUND                  DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       See biography above.

Edward D. Baker III, 53             Vice President                  Senior Vice President and Chief
                                                                    Investment Officer-Emerging Markets
                                                                    of ACMC, with which he has been
                                                                    associated since prior to 1998.

Thomas J. Bardong, 59               Vice President                  Senior Vice President of ACMC, with
                                                                    which he has been associated since
                                                                    prior to 1998.

Russell Brody, 37                   Vice President                  Vice President of ACMC, with which
                                                                    he has been associated since prior to
                                                                    1998.

Michael Levy, 34                    Vice President                  Assistant Vice President of ACMC, with
                                                                    which he has been associated since
                                                                    prior to 1998.

Jean Van De Walle, 45               Vice President                  Vice President of ACMC, with which
                                                                    he has been associated since prior to
                                                                    1998.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Chief
                                                                    Compliance Officer of ACMC, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of AGIS, with
                                    Financial Officer               which he has been associated since
                                                                    prior to 1998.

Vincent S. Noto, 39                 Controller                      Vice President of AGIS, with which
                                                                    he has been associated since prior to
                                                                    1998.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACL, ACMC, ABIRM, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND o 35

                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO]AllianceBernstein (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


WWPAR0604


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       The following table sets forth the aggregate fees billed by the independent auditor, PricewaterhouseCoopers LLP, for AllianceBernstein Worldwide Privatization Fund's (the "Fund" or "Portfolio") last two fiscal years for professional services rendered for: (i) the audit of the Portfolio's annual financial statements included in the Portfolio's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Portfolio's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Portfolio, the Portfolio's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Portfolio ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Portfolio during this period.


                                                           All Fees for
                                                         Non-Audit Services
                                                          Provided to the
                                                           Portfolio, the
                                                               Adviser
                         Audit-Related                       and Service
         Audit Fees       Fees (a) (b)      Tax Fees      Affiliates(a) (b)
         ----------      -------------      --------     ------------------
   2003:  $49,000           $9,620          $27,355          $1,204,648
   2004:  $54,000           $11,255         $15,500          $1,109,047


(a) Includes SAS 70 fees and professional services fees for multiple class testing of $3,100 and $1,350, respectively, for the year ended
2003, which were paid to Ernst & Young.

(b) Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 and $1,400, respectively, for the year ended
2004, which were paid to Ernst & Young.

       Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Portfolio by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of a Portfolio. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2004 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Portfolio, that were subject to pre-approval by the Audit Committee for 2004 were as follows:


                          Non-Audit Services Pre-Approved
                              by the Audit Committee
                          -------------------------------
                           Audit
                          Related       Tax
                          Fees (a)     Fees      Total(a)
                          --------    -------    --------
                          $258,000    $15,500    $273,500


(a) Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 & $1,400, respectively, for the year ended
2004, which were paid to Ernst & Young.


The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Form N-CSR requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On March 17, 2004 the Fund adopted procedures, effective April 1, 2004, by which shareholders may recommend nominees to the Fund's Board of Directors. Prior thereto, the Fund's Board did not accept shareholder recommendations for nominees to the Fund's Board.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:


       EXHIBIT NO.        DESCRIPTION OF EXHIBIT
       -----------        ----------------------
       11 (a) (1)         Code of ethics that is subject to the disclosure of
                          Item 2 hereof

       11 (b) (1)         Certification of Principal Executive Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

       11 (b) (2)         Certification of Principal Financial Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

       11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Worldwide Privatization Fund, Inc.

By:   /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date: August 30, 2004
      ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date: August 30, 2004
      ------------------

By:   /s/ Marc O. Mayer
      ------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: August 30, 2004
      ------------------